Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Howard Schwimmer, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Rexford Industrial Realty, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

February 28, 2019	By:	/s/ Howard Schwimmer
Howard Schwimmer
Co-Chief Executive Officer